INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Match Group is included within IAC's tax group for purposes of federal and consolidated state income tax return filings. In all periods presented, current income tax provision and deferred income tax benefit have been computed for Match Group on an as if stand-alone, separate return basis. Match Group's payments to IAC for its share of IAC's consolidated federal and state tax return liabilities have been reflected within cash flows from operating activities in the accompanying consolidated and combined statement of cash flows.
U.S. and foreign earnings before income taxes are as follows:

	Years Ended December 31,
	2016	2015	2014
	(In thousands)
U.S.	$109,457	$168,661	$173,790
Foreign	131,759	30,044	68,426
Total	$241,216	$198,705	$242,216

The components of the provision for income taxes are as follows:

	Years Ended December 31,
	2016	2015	2014
	(In thousands)
Current income tax provision:
Federal	$44,782	$73,604	$59,763
State	4,427	7,193	6,155
Foreign	23,964	5,672	13,557
Current income tax provision	73,173	86,469	79,475
Deferred income tax (benefit) provision:
Federal	(2,119)	(14,173)	(1,076)
State	(280)	(1,090)	283
Foreign	(7,899)	(5,664)	(1,557)
Deferred income tax benefit	(10,298)	(20,927)	(2,350)
Income tax provision	$62,875	$65,542	$77,125

Current income tax payable was reduced by $29.7 million, $38.4 million, and $4.0 million for the years ended December 31, 2016, 2015 and 2014, respectively, for excess tax deductions attributable to stock-based compensation which is included as financing activity on the consolidated and combined statement of cash flows.
The tax effects of cumulative temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below. The valuation allowance is primarily related to deferred tax assets for net operating losses.

	December 31,
	2016	2015
	(In thousands)
Deferred tax assets:
Accrued expenses	$7,428	$5,830
Net operating loss carryforwards	24,907	23,915
Stock-based compensation	27,476	24,966
Other	8,242	8,423
Total deferred tax assets	68,053	63,134
Less valuation allowance	(23,411)	(22,945)
Net deferred tax assets	44,642	40,189
Deferred tax liabilities:
Intangible and other assets	(61,980)	(68,393)
Other	(2,715)	(2,853)
Total deferred tax liabilities	(64,695)	(71,246)
Net deferred tax liabilities	$(20,053)	$(31,057)

At December 31, 2016, the Company has state net operating losses ("NOLs") of $0.3 million. If not utilized, the state NOLs will expire in 2035. Utilization of state NOLs will be subject to limitations under Section 382 of the Internal Revenue Code and applicable state law. At December 31, 2016, the Company has foreign NOLs of $90.7 million available to offset future income. Of these foreign NOLs, $89.2 million can be carried forward indefinitely and $1.5 million will expire at various times between 2017 and 2036. During 2016, the Company recognized tax benefits related to NOLs of $1.1 million.
During 2016, the Company's valuation allowance increased by $0.5 million primarily due to an other-than-temporary impairment charges on a cost method investment and an increase in foreign tax credits and state net operating losses. At December 31, 2016, the Company has a valuation allowance of $23.4 million related to the portion of NOLs and other items for which it is more likely than not that the tax benefit will not be realized.
A reconciliation of the income tax provision to the amounts computed by applying the statutory federal income tax rate to earnings before income taxes is shown as follows:

	Years Ended December 31,
	2016	2015	2014
	(In thousands)
Income tax provision at the federal statutory rate of 35%	$84,425	$69,547	$84,775
Change in tax reserves, net	(1,049)	(595)	(283)
State income taxes, net of effect of federal tax benefit	2,804	3,946	4,185
Foreign income taxed at a different statutory rate	(13,761)	(2,698)	(975)
Foreign rate change	(4,454)	—	—
Non-taxable contingent consideration fair value adjustments	(3,193)	(3,898)	(4,439)
Non-taxable foreign currency exchange gains	(6,837)	(3,776)	(4,107)
Other, net	4,940	3,016	(2,031)
Income tax provision	$62,875	$65,542	$77,125

No income taxes have been provided on indefinitely reinvested earnings of certain foreign subsidiaries aggregating $312.4 million at December 31, 2016. The estimated amount of the unrecognized deferred income tax liability with respect to such earnings would be $54.4 million.
A reconciliation of the beginning and ending amount of unrecognized tax benefits, including penalties but excluding interest, is as follows:

	December 31,
	2016	2015	2014
	(In thousands)
Balance at January 1	$24,908	$10,935	$11,215
Additions based on tax positions related to the current year	1,706	2,903	201
Additions for tax positions of prior years	1,414	12,846	490
Reductions for tax positions of prior years	(783)	(902)	(60)
Settlements	(258)	—	—
Expiration of applicable statute of limitations	(1,074)	(874)	(911)
Balance at December 31	$25,913	$24,908	$10,935

The Company recognizes interest and, if applicable, penalties related to unrecognized tax benefits in the income tax provision. At both December 31, 2016 and 2015, the Company had accrued $1.5 million and $1.3 million, respectively, for the payment of interest. At December 31, 2016 and 2015, the Company had accrued $1.6 million and $1.8 million, respectively, for penalties.
Match Group is routinely under audit by federal, state, local and foreign authorities in the area of income tax as a result of previously filed separate company tax returns and consolidated tax returns with IAC. These audits include questioning the timing and the amount of income and deductions and the allocation of income and deductions among various tax jurisdictions. The Internal Revenue Service is currently auditing IAC's federal income tax returns for the years ended December 31, 2010 through 2012, which includes the operations of Match Group. The statute of limitations for the years 2010 through 2013 has been extended to June 30, 2018. Various other jurisdictions are open to examination for tax years beginning with 2009. Income taxes payable include reserves considered sufficient to pay assessments that may result from examination of prior year tax returns. Changes to reserves from period to period and differences between amounts paid, if any, upon the resolution of audits and amounts previously provided may be material. Differences between the reserves for income tax contingencies and the amounts owed by the Company are recorded in the period they become known.
At December 31, 2016 and 2015, unrecognized tax benefits, including interest, were $27.4 million and $26.2 million, respectively. At December 31, 2016 and 2015, approximately $17.7 million and $16.4 million, respectively, were included in unrecognized tax benefits for tax positions included in IAC's consolidated tax return filings. If unrecognized tax benefits at December 31, 2016 are subsequently recognized, $25.9 million, net of related deferred tax assets and interest, would reduce income tax expense. The comparable amount as of December 31, 2015 was $25.8 million. The Company believes that it is reasonably possible that its unrecognized tax benefits could decrease by approximately $6.5 million by December 31, 2017, primarily due to settlements and expirations of statutes of limitations.